Exhibit 10.3

AMENDMENT TO

SENIOR SECURED CONVERTIBLE NOTES

AND AMENDMENT TO WARRANT

THIS AMENDMENT TO SENIOR SECURED CONVERTIBLE NOTES AND AMENDMENT TO WARRANT (this “Amendment”), effective as of February 17, 2020, amends certain terms of (i) the Notes issued by KemPharm, Inc., a Delaware corporation (the “Company”), to the holders thereof pursuant to the terms of that certain Facility Agreement, dated as of June 2, 2014, as amended (as the same has been previously or in the future may be amended, modified, restated or otherwise supplemented from time to time, the “Facility Agreement”), by and among the Company and the lenders party thereto (as the same may be amended, restated, modified or otherwise supplemented from time to time, the “Notes”), and (ii) that certain warrant number W-74, issued by the Company to Deerfield Private Design Fund III, L.P. on June 2, 2014, relating to the right of Deerfield Private Design Fund III, L.P. to purchase from the Company 1,923,077 fully paid and nonassessable shares of common stock of the Company (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Warrant”). Capitalized, but undefined, terms used herein shall have the meanings ascribed to them in the Facility Agreement.

WHEREAS, the Company and the undersigned Lenders desire to revise certain terms of the Notes and Warrant as provided herein;

WHEREAS, the Notes may be amended in a writing signed by the Company and the Required Note Holders (as defined in the Notes), and the Warrant may be amended in a writing signed by the Company and the DPDF Lender; and

WHEREAS, the undersigned constitute the Company, the Required Note Holders and the DPDF Lender.

In consideration of the promises and mutual covenants contained herein and in the Note and Warrant, the undersigned hereby agree as follows:

1.    The fifth paragraph of Section 2(f)(i)(A) of each Note is hereby amended and restated in its entirety as follows:

“Notwithstanding anything to the contrary contained herein, this Section 2(f)(i)(A) shall not apply to any issuance or sale of Common Stock, Convertible Securities or Options by the Company if such issuance or sale is made pursuant to the terms of (x) that certain Purchase Agreement, dated February 17, 2020, by and between the Company and Lincoln Park Capital Fund, LLC, (y) that certain Common Stock Sales Agreement, dated as of September 4, 2018, by and between the Company and RBC Capital Markets, LLC, or (z) that certain September 2019 Exchange Agreement and Amendment to Facility Agreement, dated as of September 3, 2019, by and among the Company, Deerfield Private Design Fund III, L.P. and Deerfield Special Situations Fund, L.P. (as amended as of the Amended and Restated Date).”

2.    The fourth paragraph of Section 5(f)(i) of the Warrant is hereby amended and restated in its entirety as follows:

“Notwithstanding anything to the contrary contained herein, this Section 5(f)(i) shall not apply to any issuance or sale of Common Stock, Convertible Securities or Options by the Company if such issuance or sale is made pursuant to the terms of (x) that certain Purchase Agreement, dated February 17, 2020, by and between the Company and Lincoln Park Capital Fund, LLC, (y) that certain Common Stock Sales Agreement, dated as of September 4, 2018, by and between the Company and RBC Capital Markets, LLC or (z) that certain September 2019 Exchange Agreement and Amendment to Facility Agreement, dated as of September 3, 2019, by and among the Company, Deerfield Private Design Fund III, L.P. and Deerfield Special Situations Fund, L.P. (as amended as of December 18, 2019).”

3.    Effect on the Notes and Warrant. Except as amended herein, the Notes and Warrant shall continue in full force and effect as originally executed and delivered, as previously amended prior to the date hereof. Any reference in the Notes and the Warrant to “this Warrant,” “this Note”, “hereunder,” “hereof,” “herein,” or words of like import referring to such agreement shall refer to the Warrant or the applicable Note, as the case may be, as amended by this Amendment.

4.    Registration Rights Consent. DPDF Lender (i) solely for purposes of Section 2.10 of the Investors’ Rights Agreement (as defined below), hereby consents to the Company’s entry into (x) that certain Registration Rights Agreement, dated on or around the date hereof, by and between the Company and Lincoln Park Capital Fund, LLC (“LPCF”); and (y) that certain Purchase Agreement, dated on or around the date hereof, by and between the Company and LPCF, pursuant to which, in each case, the Company has agreed to provide LPCF with certain registration rights specified therein (the “Registration Rights”), and (ii) hereby waives any and all rights DPDF Lender may have with regard to the Registration Rights and the Company’s compliance therewith, including without limitation under Section 2.10 of that certain Amended and Restated Investors’ Rights Agreement, dated as of February 19, 2015, by and among the Company, DPDF Lender and other parties thereto (the “Investors Rights Agreement”).

5.    No Novation. This Amendment shall not, except as expressly set forth herein, be deemed to be a waiver, amendment or modification of, or consent to or departure from, any provision of the Facility Agreement or any other Transaction Document, this Amendment shall not be deemed to be a waiver of any Default or Event of Default under the Facility Agreement or any other Transaction Document, whether arising before or after the date hereof or as a result of the transactions contemplated hereby, this Amendment shall not preclude the future exercise of any right, remedy, power or privilege available to the Lenders and/or the Collateral Agent, whether under the Facility Agreement, any other Transaction Document or otherwise, and this Amendment shall not be construed or deemed to be a satisfaction, novation, cure, modification, amendment or release of the Obligations, the Facility Agreement or any other Transaction Document (or any other liability or obligation thereunder) or establish a course of conduct with respect to future requests for amendments, modifications or consents.

6.    Reaffirmation. The Company hereby reaffirms, confirms and ratifies its obligations and liabilities set forth in the Facility Agreement and the other Transaction Documents, all of which shall remain in full force and effect, as modified by this Amendment (as applicable).

7.    Transaction Documents. This Amendment (i) is a Transaction Document and constitutes (with the other Transaction Documents) the entire understanding of the parties with respect to the subject matter hereof, and any other prior or contemporaneous agreements, whether written or oral, with respect thereto are expressly superseded hereby, and (ii) shall be binding upon and inure to the benefit of the successors and permitted assigns of the parties hereto. This Amendment may be executed in counterparts (which taken together shall constitute one and the same instrument) and by facsimile or other electronic transmission, which facsimile or other electronic signatures shall be considered original executed counterparts.

9.    Public Disclosure. On or before 8:00 a.m., New York time, on the first Business Day following the date of this Amendment, the Company shall file with the Securities and Exchange Commission a Current Report on Form 8-K describing all the material terms of the transactions contemplated by this Amendment and the documents referenced in the text of the amendments to the Notes and Warrant set forth herein and being entered into by the Company on the date hereof, and attaching this Amendment and such other documents (in each case, without any redaction therefrom). Notwithstanding anything contained in this Amendment to the contrary, and without implication that the contrary would otherwise be true, the Company expressly acknowledges and agrees that neither the undersigned Lenders nor any of their respective affiliates shall have (unless expressly agreed to by such particular Lender after the date hereof in a written definitive and binding agreement executed by the Company and such particular Lender or customary oral (confirmed by e-mail) “wall cross” agreement (it being understood and agreed that no Lender may bind any other Lender with respect thereto)), any duty of trust or confidence with respect to, or a duty not to trade in any securities while aware of, any information regarding the Company.

10.    Expenses. Promptly following the date hereof, the Company shall pay the reasonable and documented fees, costs and expenses of the undersigned Lenders incurred in connection with this Amendment and the transactions contemplated hereby, together with any other fees, costs and expenses payable as of the date hereof pursuant to the Transaction Documents.

11.    Governing Law. This Amendment shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof.

12.    Counterparts. This Amendment may be executed on separate counterparts that may be transmitted via an email ..pdf file or facsimile, each of which, when so executed and delivered, shall be deemed an original and all of which counterparts, taken together, shall constitute one and the same Amendment.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Company and the other parties hereto have caused this Amendment to be duly executed and delivered as of the date first above written.

KEMPHARM, INC.

By:	/s/ R. LaDuane Clifton
Name:	R. LaDuane Clifton
Title:	Chief Financial Officer

IN WITNESS WHEREOF, the Company and the other parties hereto have caused this Amendment to be duly executed and delivered as of the date first above written.

DEERFIELD PRIVATE DESIGN FUND III, L.P.

By: Deerfield Mgmt III, L.P., General Partner
By: J. E. Flynn Capital III LLC, General Partner

By:	/s/ David Clark
Name:	David Clark
Title:	Authorized Signatory

DEERFIELD SPECIAL SITUATIONS FUND, L.P.

By: Deerfield Mgmt, L.P., General Partner
By: J. E. Flynn Capital LLC, General Partner

By:	/s/ David Clark
Name:	David Clark
Title:	Authorized Signatory